Portfolio of Investments (unaudited)
TOTAL RETURN FUND
September 30, 2019

Shares or
Principal
Amount			Security		Value
			COMMON STOCKS—54.1%
			Communication Services—4.6%
350		*	Alphabet, Inc. - Class "A"		$ 427,399
9,000			AT&T, Inc.		340,560
6,960			CBS Corp. - Class "B"		280,975
8,950			Comcast Corp. - Special Shares "A"		403,466
3,650		*	Take-Two Interactive Software, Inc.		457,491
7,650			Verizon Communications, Inc.		461,754
2,420			Walt Disney Co.		315,374
					2,687,019
			Consumer Discretionary—2.0%
155		*	Amazon.com, Inc.		269,066
750		*	Burlington Stores, Inc.		149,865
1,650			Home Depot, Inc.		382,833
2,050			Lowe's Cos., Inc.		225,418
1,250			Ross Stores, Inc.		137,312
					1,164,494
			Consumer Staples—4.7%
9,700			Coca-Cola Co.		528,068
5,859			Koninklijke Ahold Delhaize NV (ADR)		146,534
4,800			Mondelez International, Inc. - Class "A"		265,536
4,060			PepsiCo, Inc.		556,626
4,630			Philip Morris International, Inc.		351,556
3,560			Procter & Gamble Co.		442,793
3,960			Walmart, Inc.		469,973
					2,761,086
			Energy—3.5%
8,045			BP, PLC (ADR)		305,630
4,000			Chevron Corp.		474,400
3,220			ConocoPhillips		183,476
4,350			ExxonMobil Corp.		307,153
6,740			Marathon Petroleum Corp.		409,455
4,150			Valero Energy Corp.		353,746
					2,033,860
			Financials—10.8%
2,750			American Express Co.		325,270
1,650			Aon, PLC		319,390
18,610			Bank of America Corp.		542,854
3,410			Chubb, Ltd.		550,510
5,650			Citigroup, Inc.		390,302
1,996			Fidelity National Information Services, Inc.		264,989
1,700			Goldman Sachs Group, Inc.		352,291
4,500			Hamilton Lane, Inc. - Class "A"		256,320
5,890			JPMorgan Chase & Co.		693,194
5,350			MetLife, Inc.		252,306
5,250			Morgan Stanley		224,017
2,620			PNC Financial Services Group, Inc.		367,219
5,050			Popular, Inc.		273,104
10,100			Synchrony Financial		344,309
2,650			Travelers Cos., Inc.		394,028
7,990			U.S. Bancorp		442,167
6,060			Wells Fargo & Co.		305,666
					6,297,936
			Health Care—8.7%
4,710			Abbott Laboratories		394,086
900			Anthem, Inc.		216,090
3,800		*	Centene Corp.		164,388
1,400		*	Charles River Laboratories International, Inc.		185,318
800			Eli Lilly & Co.		89,464
3,150		*	Exact Sciences Corp.		284,667
3,390			Hill-Rom Holdings, Inc.		356,730
1,420			Johnson & Johnson		183,720
4,300			Koninklijke Philips NV (ADR)		198,359
3,940			Medtronic, PLC		427,963
4,870			Merck & Co., Inc.		409,957
8,700			Pfizer, Inc.		312,591
9,200			Smith & Nephew, PLC (ADR)		442,796
1,190			Thermo Fisher Scientific, Inc.		346,611
1,550		*	Vertex Pharmaceuticals, Inc.		262,601
3,700			Zimmer Biomet Holdings, Inc.		507,899
2,350			Zoetis, Inc.		292,786
					5,076,026
			Industrials—7.7%
5,350		*	Gardner Denver Holdings, Inc.		151,352
3,060			Honeywell International, Inc.		517,752
4,750			Ingersoll-Rand, PLC		585,248
4,200			Jacobs Engineering Group, Inc.		384,300
2,700			Kansas City Southern, Inc.		359,127
1,500			Lockheed Martin Corp.		585,090
1,250			Northrop Grumman Corp.		468,487
4,900			Republic Services, Inc.		424,095
890			Stanley Black & Decker, Inc.		128,525
2,100			Union Pacific Corp.		340,158
3,880			United Technologies Corp.		529,698
					4,473,832
			Information Technology—11.3%
1,650		*	Adobe Systems, Inc.		455,812
7,050		*	Advanced Micro Devices, Inc.		204,379
8,903			Cisco Systems, Inc.		439,897
10,450			Corning, Inc.		298,034
8,100		*	Cree, Inc.		396,900
4,500		*	Fiserv, Inc.		466,155
8,190			Intel Corp.		422,031
3,900			Maxim Integrated Products, Inc.		225,849
4,150		*	Mellanox Technologies, Ltd.		454,799
4,360			Microsoft Corp.		606,171
8,750			Nintendo Co., Ltd. (ADR)		407,750
1,650			NVIDIA Corp.		287,215
7,300			Oracle Corp.		401,719
4,750			QUALCOMM, Inc.		362,330
2,950		*	Synopsys, Inc.		404,887
1,650			Texas Instruments, Inc.		213,246
2,950			Visa, Inc. - Class "A"		507,429
					6,554,603
			Materials—.8%
1,783			DuPont de Nemours, Inc.		127,146
1,650			Linde, PLC		319,638
					446,784
Total Value of Common Stocks (cost $25,402,363)					31,495,640
			CORPORATE BONDS—19.4%
			Aerospace/Defense—1.1%
$300	M		Boeing Co., 2.95%, 2/1/2030		307,996
300	M		Rockwell Collins, Inc., 3.5%, 3/15/2027		320,361
					628,357
			Automotive—.7%
100	M		Ford Motor Credit Co., LLC, 8.125%, 1/15/2020		101,661
308	M		General Motors Financial Co., Inc., 5.25%, 3/1/2026		334,354
					436,015
			Energy—4.0%
300	M		Cimarex Energy Co., 4.375%, 3/15/2029		315,985
206	M		Continental Resources, Inc., 5%, 9/15/2022		207,949
300	M		Enterprise Products Operating, 7.55%, 4/15/2038		442,866
300	M		Kinder Morgan Energy Partners, LP, 3.45%, 2/15/2023		309,267
150	M		Kinder Morgan, Inc., 5.625%, 11/15/2023	(a)	166,559
400	M		Magellan Midstream Partners, LP, 5%, 3/1/2026		449,329
300	M		Midwest Connector Capital Co., LLC, 4.625%, 4/1/2029	(a)	329,852
100	M		Valero Energy Corp., 6.625%, 6/15/2037		129,573
					2,351,380
			Financial Services—1.3%
400	M		Brookfield Finance, Inc., 4%, 4/1/2024		426,000
100	M		ERAC USA Finance, LLC, 4.5%, 8/16/2021	(a)	104,105
100	M		Key Bank NA, 3.4%, 5/20/2026		104,319
100	M		Liberty Mutual Group, Inc., 4.95%, 5/1/2022	(a)	106,039
					740,463
			Financials—4.3%
500	M		Air Lease Corp., 3.25%, 10/1/2029		494,007
100	M		Bank of America Corp., 5.875%, 2/7/2042		138,657
			Citigroup, Inc.:
300	M		4.5%, 1/14/2022		315,474
100	M		4.3%, 11/20/2026		107,813
			JPMorgan Chase & Co.:
100	M		4.452%, 12/5/2029		113,129
200	M		3.702%, 5/6/2030		214,473
100	M		6.4%, 5/15/2038		143,334
200	M		Morgan Stanley, 4%, 7/23/2025		215,924
200	M		UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028	(a)	218,323
500	M		Wells Fargo & Co., 3.196%, 6/17/2027		517,104
					2,478,238
			Forest Products/Containers—.5%
250	M		Packaging Corp. of America, 3.4%, 12/15/2027		259,653
			Health Care—.5%
200	M		CVS Health Corp., 3.875%, 7/20/2025		211,776
100	M		Express Scripts Holding Co., 4.75%, 11/15/2021		105,127
					316,903
			Information Technology—1.8%
500	M		Apple, Inc., 2.2%, 9/11/2029		491,929
300	M		Corning, Inc., 7.25%, 8/15/2036		366,860
200	M		Diamond 1 Finance Corp., 4.42%, 6/15/2021	(a)	206,278
					1,065,067
			Manufacturing—.7%
300	M		Crane Co., 4.2%, 3/15/2048		315,087
100	M		Johnson Controls International, PLC, 5%, 3/30/2020		101,345
					416,432
			Media-Cable TV—.6%
300	M		Comcast Corp., 4.25%, 1/15/2033		345,309
			Metals/Mining—.6%
235	M		Glencore Funding, LLC, 4.625%, 4/29/2024	(a)	251,628
100	M		Newmont Mining Corp., 5.125%, 10/1/2019		100,000
					351,628
			Real Estate—1.4%
300	M		Alexandria Real Estate Equities, Inc., 3.95%, 1/15/2028		323,745
			Digital Realty Trust, LP:
200	M		4.75%, 10/1/2025		220,168
250	M		3.7%, 8/15/2027		262,567
					806,480
			Retail-General Merchandise—.2%
100	M		Home Depot, Inc., 5.875%, 12/16/2036		138,468
			Telecommunication Services—1.1%
			AT&T, Inc.:
100	M		3.6%, 7/15/2025		105,400
400	M		4.25%, 3/1/2027		435,557
100	M		Verizon Communications, Inc., 4.272%, 1/15/2036		112,620
					653,577
			Utilities—.6%
100	M		Entergy Arkansas, Inc., 4.95%, 12/15/2044		108,024
100	M		Ohio Power Co., 5.375%, 10/1/2021		106,181
100	M		Oklahoma Gas & Electric Co., 4%, 12/15/2044		109,017
					323,222
Total Value of Corporate Bonds (cost $10,997,811)					11,311,192
			U.S. GOVERNMENT OBLIGATIONS—5.5%
			U.S. Treasury Bonds:
300	M		3%, 8/15/2048		356,842
100	M		3.125%, 8/15/2044		119,844
150	M		3.125%, 5/15/2048		182,358
900	M		3.375%, 11/15/2048		1,146,991
			U.S. Treasury Notes:
150	M		2%, 11/30/2022		151,913
100	M		2%, 11/15/2026		102,568
100	M		2.625%, 12/31/2023		104,326
900	M		3.125%, 11/15/2028		1,010,549
Total Value of U.S. Government Obligations (cost $2,781,802)					3,175,391
			RESIDENTIAL MORTGAGE-BACKED SECURITIES—4.3%
			Fannie Mae—3.6%
185	M		3%, 5/1/2029 - 11/1/2030		189,819
278	M		3.5%, 11/1/2028 - 12/1/2047		289,869
647	M		4%, 7/1/2041 - 8/1/2047		683,108
814	M		4.5%, 8/1/2041 - 1/1/2049		858,432
59	M		5%, 3/1/2042		65,158
					2,086,386
			Freddie Mac—.7%
262	M		3.5%, 5/1/2033 - 7/1/2044		274,384
58	M		4%, 7/1/2044 - 4/1/2045		61,867
88	M		4.5%, 12/1/2043		95,008
					431,259
Total Value of Residential Mortgage-Backed Securities (cost $2,498,251)					2,517,645
			ASSET-BACKED SECURITIES—2.1%
			Fixed Autos—1.7%
300	M		AmeriCredit Automobile Receivables Trust, 3.13%, 2/18/2025		305,711
700	M		Hertz Vehicle Financing Trust, 2.96%, 10/25/2021		705,752
					1,011,463
			Fixed Communication Services—.4%
			Verizon Owner Trust:
141	M		1.92%, 12/20/2021	(a)	140,557
100	M		3.23%, 4/20/2023		101,971
					242,528
Total Value of Asset-Backed Securities (cost $1,234,705)					1,253,991
			EXCHANGE TRADED FUNDS—1.8%
11,165			iShares iBoxx USD High Yield Corporate Bond ETF (ETF)		973,253
558			SPDR Bloomberg Barclays High Yield Bond Fund ETF (ETF)		60,677
Total Value of Convertible Preferred Stock (cost $1,013,852)					1,033,930
			COMMERCIAL MORTGAGE-BACKED SECURITIES—1.4%
			Federal Home Loan Mortgage Corporation
			Multi-Family Structured Pass-Throughs:
$200	M		3.422%, 2/25/2052		220,818
538	M		3.725%, 12/25/2027		586,712
Total Value of Commercial Mortgage-Backed Securities (cost $755,471)					807,530
			COLLATERALIZED MORTGAGE OBLIGATIONS—1.0%
			Fannie Mae:
245	M		3.085%, 12/25/2027	†	260,619
300	M		3.273%, 1/25/2029		327,402
Total Value of Collateralized Mortgage Obligations (cost $539,321)					588,021
			PASS-THROUGH CERTIFICATES—.3%
			Transportation
189	M		American Airlines 17-2 AA PTT, 3.35%, 10/15/2029 (cost $190,723)		195,075
			SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS—5.1%
3,000	M		Federal Home Loan Bank, 1.93%, 10/25/2019 (cost $2,996,137)		2,996,259
Total Value of Investments (cost $48,410,436)			95.0%		55,374,674
Other Assets, Less Liabilities			5.0		2,885,852
Net Assets			100.0%		$ 58,260,526

*	Non-income producing

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Certain restricted securities are exempt from the registration requirements under Rule 144A of the
Securities Act of 1933 and may only be sold to qualified institutional investors. At September
30, 2019, the Fund held eight 144A securities with an aggregate value of $1,523,341 representing 2.6% of the Fund's net assets.

†	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2019.

Summary of Abbreviations:
ADR American Depositary Receipts
ETF Exchange Traded Fund
PTT Pass-Through Trust
SPDR Standard & Poor's Depository Receipts
USD United States Dollar

At September 30, 2019, the cost of investments for federal income tax purposes was
$48,433,293. Accumulated net unrealized appreciation on investments was $6,941,381, consisting of $7,478,695 gross unrealized appreciation and $537,314 gross unrealized depreciation.

The Fund's assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 – Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.
These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund's investments as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks	$31,495,640	$-	$-	$31,495,640
Corporate Bonds	-	11,311,192	-	11,311,192
U.S. Government Obligations	-	3,175,391	-	3,175,391
Residential
Mortgage-Backed Securities	-	2,517,645	-	2,517,645
Asset-Backed Securities	-	1,253,991	-	1,253,991
Exchange Traded Funds	-	1,033,930	-	1,033,930
Commercial Mortgage-Backed
Securities	-	807,530	-	807,530
Collateralized Mortgage
Obligations	-	588,021	-	588,021
Pass-Through Certificates	-	195,075	-	195,075
Short-Term U.S. Government
Agency Obligations	-	2,996,259	-	2,996,259
Total Investments in Securities*	$31,495,640	$23,879,034	$-	$55,374,674

*The Portfolio of Investments provides information on the industry categorization for common stocks, corporate bonds, asset-backed securities and pass-through certificates.

There were no transfers into or from Level 1 and Level 2 by the Fund for the period ended September 30, 2019. Transfers, if any, between Levels are recognized at the end of the reporting period.

Security Valuation – Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter ("OTC") market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities or an authorized pricing service. Fixed income securities, other than short-term debt securities held by the Government Cash Management Fund, are priced based upon evaluated prices that are provided by a pricing service approved by the Trust’s Board of Trustees (the "Board"). Other securities may also be priced based upon valuations that are provided by pricing services approved by the Board. The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining evaluated prices.

The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments. If the Valuation Committee of Foresters Investment Management Company, Inc. (“FIMCO”) decides that such events warrant using fair value estimates, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or are deemed to be unreliable or do not appear to reflect significant events that have occurred prior to the time as of which the net asset value is calculated, the securities may be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use evaluated prices from a pricing service to fair value certain foreign equity securities in the event that fluctuation in U.S. securities markets exceed a predetermined level or if a foreign market is closed. For valuation purposes, where applicable, quotations of foreign securities in foreign currencies are translated to U.S. dollar equivalents using the foreign exchange quotation in effect.

The Government Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”), investments held by the Funds are carried at “fair value”. As defined by ASC 820, fair value is the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Funds’ investments.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Equity securities and futures contracts traded on an exchange or the Nasdaq Stock Market are categorized in Level 1 of the fair value hierarchy to the extent that they are actively traded and valuation adjustments are not applied. Foreign securities that are fair valued in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed are categorized in Level 2. Variable and floating rate, corporate, covered, sovereign and municipal bonds, asset backed, U.S. Government and U.S. Government Agency securities, pass-through certificates, loan participations and short-term notes are categorized in Level 2 to the extent that the inputs are observable and timely, otherwise they would be categorized as Level 3. Short-term notes that are valued at amortized cost by the Government Cash Management Fund are categorized in Level 2. Options contracts are categorized in Level 2 to the extent that the inputs are observable and timely. Foreign exchange contracts that are considered derivative instruments and are valued at the net unrealized appreciation or depreciation on the instruments are categorized in Level 2. Securities that are fair valued by the Valuation Committee may be categorized in either Level 2 or Level 3 of the fair value hierarchy depending on the relative significance of the unobservable valuation inputs.

The aggregate value by input level, as of September 30, 2019, is included at the end of each Fund’s schedule of investments.

Investments in securities issued on a when-issued or delayed delivery basis are generally reflected in the assets of the Funds on the first business day following the date the securities are purchased and the Funds segregated assets for these transactions.

Derivatives – Some of the Funds may invest in various derivatives. A derivative is a financial instrument which has a value that is based on – or “derived from” – the values of other assets, reference rates, or indices. The Funds may invest in derivatives for hedging purposes.

Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indices. Derivatives include futures contracts and options on futures contracts, forward- commitment transactions, options on securities, caps, floors, collars, swap contracts, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap contracts, are privately negotiated and entered into in the over-the-counter market (“OTC”). The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments.

The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if FIMCO, or a Fund’s subadviser, as applicable, does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is relatively illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have leverage or borrowing components, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Funds’ interest. The Funds bear the risk that FIMCO will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Funds. If FIMCO attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Funds will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Funds. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

The following provides more information on specific types of derivatives and activity in the Funds. The use of derivative instruments by the Funds for the period ended September 30, 2019 was related to the use of written and purchased options and futures contracts, as described further below.

Options Contracts – Some of the Funds may write covered call options on securities, derivative instruments, or currencies the Fund owns or in which it may invest. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

A Fund pays a premium which is included in its Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

At September 30, 2019, the Covered Call Strategy Fund had investments in options contracts, which are listed in their Portfolios of Investments.

Futures Contracts – The Funds may enter into futures contracts including interest rate futures contracts and index futures, including futures on equity market indices and debt market indices. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds may use futures contracts to manage exposure to the stock market. Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations. Any open futures contracts at period end are presented in the Schedule of Investments under the caption “Futures Contracts”. The notional amount at value reflects each contract’s exposure to the underlying instrument or index at period end.

The Funds may enter into interest rate futures contracts on U.S. Treasury obligations and options thereon that are traded on a U.S. exchange. A futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Such investments may be used for, among other purposes, the purpose of hedging against changes in the value of a Fund’s portfolio securities due to anticipated changes in interest rates and market conditions. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, 10-year U.S. Treasury Notes and three-month U.S. Treasury Bills. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker through which the transaction is affected an amount of cash or U.S. Government securities generally equal to 3%-5% or less of the contract value. This amount is known as “initial margin.”

An option on an interest rate futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The Funds may purchase put and call options on interest rate futures contracts on U.S. Treasury obligations which are traded on a U.S. exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected. When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund’s obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

To the extent that a Fund participates in the futures or options markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies. The use of these strategies involves certain special risks, including: (1) dependence on the ability of the Funds’ investment adviser, FIMCO, or a Fund’s subadviser, as applicable, to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the leverage (if any) that is created by investing in the option or futures contract; and (5) the possible absence of a liquid secondary market for any particular instrument at any time. If FIMCO’s, or a Fund’s subadviser’s, if applicable, prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to that Fund may leave it in a worse position than if such strategies were not used. Derivatives may be difficult to sell, unwind or value.

At September 30, 2019, the Funds had no investments in futures contracts.